UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 29, 2012

Endeavour International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 307-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Amendment Form 8-K/A (“Amendment”) amends the Current Report on Form 8-K for the report date November 29, 2012, as filed with the Securities and Exchange Commission on December 3, 2012 (the “Original Filing”). This Amendment is being filed solely to correct typographical errors in the Original Filing.

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On November 30, 2012, Endeavour International Corporation (the “Company”), through its subsidiary Endeavour Energy UK Limited, entered into an agreement dated November 29, 2012 (the “Amendment”) to extend from November 30, 2012 to December 14, 2012 the deadline for completion of its acquisition of interests in the MacCulloch and Nicol fields in the UK North Sea from ConocoPhillips, through its subsidiaries ConocoPhillips (U.K.) Ltd., ConocoPhillips Petroleum Limited, and ConocoPhillips Lambda Limited (the “Sellers”), pursuant to the Sale and Purchase Agreement dated December 23, 2011 (the “Purchase Agreement”). The parties continue to work together to achieve completion of this acquisition.

On May 31, 2012 the Company closed its acquisition of Sellers’s interest in the Alba fields. The deadline for completion of the acquisition of Seller’s interest in the MacCulloch and Nicol fields was originally scheduled for October 31, 2012. On October 31, 2012 the Company entered into a letter agreement extending the deadline for closing from October 31 to November 30, 2012.

A copy of the Amendment is filed herewith as Exhibit 2.1 and is incorporated by reference herein. The summary of the Purchase Agreement and the Amendment is not complete and are subject to and qualified in its entirety by reference to the text of the agreements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Letter agreement to amend Sale and Purchase Agreement between Endeavour Energy UK Limited and ConocoPhillips (U.K.) Limited, ConocoPhillips Petroleum Limited and ConocoPhillips (U.K.) Lambda Limited.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

December 3, 2012	By:	/s/ Stanley W. Farmer

Name: Stanley W. Farmer
Title: Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

2.1	Letter agreement to amend Sale and Purchase Agreement between Endeavour Energy UK Limited and ConocoPhillips (U.K.) Limited, ConocoPhillips Petroleum Limited and ConocoPhillips (U.K.) Lambda Limited